Exhibit 99-C

Certification of Chief Financial Officer
Pursuant to
U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

I, Jeffery P. Howells, Executive Vice President and Chief Financial Officer of Tech Data Corporation, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i)
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended October 31, 2002, (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 10, 2002

/s/ Jeffery P. Howells
Jeffery P. Howells Executive Vice President and Chief Financial Officer